[GRAPHIC OMITTED]
                                      FLAG

                                   THE GERMANY
                                    FUND,INC.

                                  ANNUAL REPORT

                                DECEMBER 31, 2002

                                   THE GERMANY

                                    FUND,INC.


                                [GRAPHIC OMITTED]
                                      FLAG

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------
                                                               February 18, 2003

Dear Shareholder,

     During 2002, the German equity market was most disappointing. For the fiscal year ended December 31, 2002, the net asset value per share of the Germany Fund declined 34.4% while the Fund's benchmark, the DAX Index, declined 34.1% in US dollar terms. The main reasons for the underperformance of the German market were that banks and insurance companies' financials were hurt due to the fall in equity prices deteriorating their capital requirements. Industrials suffered from the global economic slowdown. The German equity market is dominated by banks, insurance companies and industrials. The global economic slowdown impacts Germany more than most other countries because it is more dependent on exports. Furthermore, the economic policies of Chancellor Schroeder have focused on reducing the budget deficit rather than stimulating economic growth. The consequence has been an increase in different taxes. Although minor in most cases, they were rightly criticized by economists. The preferred course of action would be to lower taxes and reform the country's rigid labor laws, which are to blame for the rising unemployment in Germany. Third, the press has frequently focused on Germany's problems and suggested similarities with Japan's economic problems. Such comparisons do not stand up to reality, as Japan has a multitude of problems which do not apply to Germany.

     The German business community and its fellow EU members are putting intensive pressure on the German government to resolve its economic problems. Recently, the eight largest business groups in Germany urged the Chancellor to change directions of his tax policies in order to create incentives for investments which will lead to growth and job creation. An impetus to change may come from rising unemployment and the important state elections for Hesse and Lower Saxony held in early February. The problems facing Germany have to be dealt with sooner than most investors think. We believe that German equity valuations today look attractive relative to its peers. As global economic growth accelerates, Germany could benefit more than most other countries as a result of its export- driven economy. Furthermore, most German companies are multinational companies with sales generated from all over the world. In fact, 16 of the 23 German companies held in the Germany Fund's portfolio have more sales coming from outside Germany than from within the country. They include:
DaimlerChrysler, Siemens, Volkswagen, BMW, BASF, Bayer, SAP, ThyssenKrupp, Adidas-Salomon, Infineon Technologies, Schering, MAN, Linde, Fresenius Medical Care, Altana and TUI.

     The Germany Fund continued its open-market purchases of its shares, buying 536,700 shares during the year, compared with 258,100 shares in 2001.

                           Sincerely,

/S/ CHRISTIAN STRENGER         /S/ RICHARD T. HALE

Christian Strenger             Richard T. Hale
Chairman                       President

--------------------------------------------------------------------------------
   FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS, PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS, PLEASE VISIT
                              WWW.GERMANYFUND.COM
--------------------------------------------------------------------------------

FUND HISTORY AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------


STATISTICS:

Net Assets .................................................  $84,809,463
Shares Outstanding .........................................   16,143,481
NAV Per Share ..............................................        $5.25

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

RECORD             ORDINARY           LT CAPITAL
 DATE               INCOME               GAINS             TOTAL
------             --------           ----------           -----
11/19/02 .........   $0.01               $  --             $0.01
11/19/01 .........   $0.06               $  --             $0.06
9/3/01 ...........      --               $0.02             $0.02
11/20/00 .........      --               $2.18             $2.18
9/1/00 ...........   $0.19               $0.12             $0.31
11/19/99 .........   $0.29               $0.90             $1.19
9/1/99 ...........      --               $0.56             $0.56
11/16/98 .........   $1.47               $1.75             $3.22
9/1/98 ...........   $0.17               $0.45             $0.62

TOTAL RETURNS:

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                       --------------------------------------------------------------------
                                         2002            2001          2000            1999           1998
                                       --------        --------      --------         ------         ------
Net Asset Value .....................  (34.43)%        (25.57)%      (20.66)%         18.08%         22.66%
Market Value ........................  (35.76)%        (24.95)%      (21.09)%         23.83%         23.45%
DAX .................................  (34.14)%        (23.20)%      (14.67)%         19.98%         26.38%

OTHER INFORMATION:

NYSE Ticker Symbol ....................................    GER
NASDAQ Symbol .........................................  XGERX
Dividend Reinvestment Plan ............................    Yes
Voluntary Cash Purchase Program .......................    Yes
Annual Expense Ratio ..................................  1.63%

-----------
FUND PERFORMANCE IS HISTORICAL, ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS, AND IS NOT INDICATIVE OF FUTURE RESULTS.

INVESTMENTS IN FUNDS INVOLVE RISK. SOME FUNDS HAVE MORE RISK THAN OTHERS. THESE INCLUDE FUNDS THAT ALLOW EXPOSURE TO OR OTHERWISE CONCENTRATE INVESTMENTS IN CERTAIN SECTORS, GEOGRAPHIC REGIONS, SECURITY TYPES, MARKET CAPITALIZATION OR FOREIGN SECURITIES (E.G., POLITICAL OR ECONOMIC INSTABILITY, WHICH CAN BE ACCENTUATED IN EMERGING MARKET COUNTRIES).

PORTFOLIO BY MARKET SECTOR AS OF DECEMBER 31, 2002 (AS % OF PORTFOLIO)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Chemicals                                    14.0%
Metals & Mining                               2.0%
Banks                                         7.4%
Textiles & Apparel                            1.5%
Hotel, Restaurants & Leisure                  1.7%
Industrial Conglomerates                      9.6%
Semiconductor Equipment & Products            2.2%
Wireless Telecommunication Services           1.1%
Insurance                                    15.6%
Automobiles                                  12.0%
Pharmaceuticals                               6.8%
Airlines                                      1.6%
Machinery                                     1.9%
Diversified Telecommunication Services       13.5%
Healthcare Providers & Services               1.0%
Multiline Retail                              1.4%
Software                                      1.9%
Multi Utilities                               4.8%



--------------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2002

                                                    % of
                                                  Portfolio
                                                  ---------
 1.  Deutsche Telekom                               11.4
 2.  Siemens                                         9.6
 3.  Allianz                                         8.5
 4.  BASF                                            7.2
 5.  Bayer                                           6.9


                                                    % of
                                                  Portfolio
                                                  ---------
 6.  Munchener Ruckversicherungs                     5.1
 7.  E.ON                                            4.8
 8.  Volkswagen                                      4.8
 9.  DaimlerChrysler                                 4.7
10.  Schering                                        4.6

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

   QUESTION: What has been the effect of the euro's recent strength on the Fund and on Germany?

   ANSWER: Since the end of 2001 the euro has appreciated over 21% against the US dollar. There are both positive and negative effects of the euro strength, but overall we believe it is a net positive, especially for US investors. In US dollar terms, an investor who invested in German equities since December 2001 would have had a 21% higher return than a local European investor. While the euro's strength weakens the competitiveness of German exporters relative to the US, evidence shows that German exports have remained stable while the US trade deficit continues to record new highs. Furthermore, a stronger euro facilitates an easy monetary policy by the European Central Bank as a stronger currency reduces inflationary pressures. Lower interest rates are exactly what Germany needs, as they would increase economic activity and domestic spending. Another positive effect is that the surge in the price of oil during the past year has been less painful in Europe than in the US, as oil is priced in US dollars.

   QUESTION: How will the regional elections of February 2nd affect the German economy?

   ANSWER: On February 2nd German Chancellor Gerhard Schroeder scored the worst result in more than 50 years in two regional elections, in the state of Lower Saxony and Hesse. In Lower Saxony, Schroeder's party, the Social Democrats
(SPD), were voted out of power after 13 years in the majority. In Hesse, the opposition party, the Christian Democrats (CDU), increased its seats to rule without a coalition partner for the first time ever. SPD's defeat in the two elections increased the opposition's majority in the Bundesrat, the upper house of parliament, making it harder for Schroeder to pass laws. In our view, the recent elections were the preferred outcome and will be positive for Germany as it makes Schroeder's planned tax increases almost impossible to be signed into law. The pro-business CDU should make it very difficult, if not impossible, for Chancellor Schroeder to push through any agenda that does not have the support of the CDU. During the election campaign, the CDU made it very clear that they will not agree to any tax increases. Longer term, having the CDU in control of the upper house should lead to a more pro-growth policy, rather than the current deficit reduction policy introduced by the SPD.

   QUESTION: Why should I own German equities when economic growth is expected to be stronger in the US?

   ANSWER: While it is true that economic growth this year is expected to be stronger in the US than in Europe, Europe does have significant advantages over the US that could lead to outperformance over the longer term. First, US companies suffer from an over-capacity problem that is much larger than in Europe. US companies spent significantly more money on office equipment and technology than European companies, so there is less room for growth. Second, the US consumer has over-spent and sits on significantly higher debt levels than any European country, especially Germany. For the euro-zone area, household debt was 46% of GDP in 2001 while it was 82% in the US. Going forward, German consumer spending should enjoy much higher growth relative to the US. Third, Germany enjoys a large trade surplus, while the trade deficit in the US continues to get larger and larger. The net effect of this is a transfer of cash out of the US and into Germany and the rest of Europe. Over time, this should lead to increased consumer power in Germany and Europe.

HANSPETER ACKERMANN, Chief Investment Officer of the Germany Fund

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

OUTLOOK FOR THE GERMAN ECONOMY

   Developments in the Middle East will continue to take their toll on both financial markets and economic activity. Currently, risks remain heavily tilted towards a military conflict in Iraq, which could take place during the first quarter of the year. In any case, global growth should still be weakened by lingering uncertainties. However, a peaceful solution cannot be ruled out either. In this scenario, economic activity should start to pick up significantly in the second quarter. Recent economic data seem to indicate that Germany's economy might at least reach the bottom during the first quarter. The latest production and order intake data from November surprised on the upside and the ZEW index, a key business confidence indicator, jumped strongly in

   January after falling six months in a row. Household consumption will probably remain sluggish as tax hikes that came into effect at the beginning of the year will dampen real disposable income growth. Moreover unemployment is still rising and remains a problem. It is only towards the end of the year that we can expect the labor market to stabilize. Inflation data have developed favorably last year, helped by a marked decline in food prices. Inflation is forecast to be just 1.0%, down from 1.3% last year. For 2003, Germany's economy is expected to grow 0.6%. While relatively modest, it is an improvement over last year's growth of only 0.2%. In 2004, the economy is expected to grow at a much more healthy rate of 3.0%.

DIRECTORS OF THE FUND
--------------------------------------------------------------------------------

NAME, AGE, CLASS                    PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
----------------                    --------------------------------------------

Detlef Bierbaum, 60(2)              Partner of Sal. Oppenheim Jr. & Cie KGaA
   Class I                          (investment management). Member of the
                                    Supervisory Boards of ESCADA
                                    Aktiengesellschaft, Tertia
                                    Handelsbeteiligungsgesellschaft mbH,
                                    Douglas AG, LVM Landwirtschaftlicher
                                    Versicherungsverein, Monega KAG and AXA
                                    Investment Managers.

John A. Bult, 66(1)(2)              Chairman of PaineWebber International (1985
   Class II                         to present). Director of The France Growth
                                    Fund, Inc. and The Greater China Fund, Inc.

Ambassador                          Chairman, Diligence LLC, formerly IEP
   Richard R. Burt, 56(3)           Advisors, Inc. (1998 to present); Chairman
   Class II                         of the Board, Weirton Steel Corp. (1996 to
                                    present); Member of the Board, IGT, Inc.,
                                    Hollinger International, Inc. (1995 to
                                    present) and HCL Technologies, Inc. (1999 to present); Director, UBS-- Paine Webber family of funds; Member of the Textron
                                    Corporation International Advisory Council
                                    (1996 to present). Partner, McKinsey &
                                    Company (1991-1994). U.S. Ambassador to the
                                    Federal Republic of Germany (1985-1989).

Edward C. Schmults, 72              Consultant. Member of the Board of Directors
   Class I                          of Green Point Financial Corp.; Senior Vice
                                    President-- External Affairs and General
                                    Counsel of GTE Corporation (1984-1994).
                                    Deputy Attorney General of the U.S.,
                                    Department of Justice (1981-1984).

Hans G. Storr, 71                   Consultant. Member of the Advisory Board of
   Class I                          Oerlikon Geartec AG. Chief Financial Officer
                                    of Philip Morris Companies, Inc.
                                    (1979-1996). Member of the Board of
                                    Directors of Philip Morris Companies, Inc.
                                    (1982-1996).

Christian H. Strenger, 59(1)(2)     Director (since 1999) and Managing Director
   Class III                        (1991-1999) of DWS Investment GmbH. Member
                                    of the Supervisory Boards of  Fraport AGand
                                    Metro AG.

Dr. Juergen F. Strube, 63           Chairman of the Board of Executive Directors
   Class II                         of BASF AG. Member of the Supervisory Boards
                                    of Allianz Lebensversicherungs-AG,
                                    Bertelsmann AG, BMW AG, Commerzbank AG,
                                    Hapag-Lloyd AG, Hochtief AG and Linde AG.

--------------------------------------------------------------------------------


NAME, AGE, CLASS                    PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
----------------                    --------------------------------------------

Robert H. Wadsworth, 63(1)(3)       President, Robert H. Wadsworth Associates,
   Class II                         Inc. (1982 to present). Formerly President
                                    and Trustee, Trust for Investment Managers
                                    (1999 to 2002), President, Investment
                                    Company Administration, LLC (1992-2001) and
                                    President, Treasurer and Director, First
                                    Fund Distributors, Inc. (1990-2002). Vice
                                    President, Professionally Managed Portfolios
                                    (1992-2002) and Advisors Series Trust
                                    (1997-2002) (registered investment
                                    companies); President, Guinness Flight
                                    Investment Funds, Inc. (registered
                                    investment companies) (1994-1998).

Werner Walbrol, 65                  President and Chief Executive Officer of the
   Class III                        German American Chamber of Commerce, Inc.
                                    and the European American Chamber of
                                    Commerce, Inc. Director of TUV Rheinland of
                                    North America, Inc. President and Director of German American Partnership Program,
                                    Director of AXA Nordstern Art Insurance
                                    Corporation, Member of the Advisory Board of
                                    Abels & Grey.

--------
Each has served as a Director of the Fund since the Fund's inception in 1986 except for Mr. Storr and Ambassador Burt, who were elected to the Board on June 20, 1997 and June 30, 2000, respectively. The term of office for Directors in Class I expires at the 2003 Annual Meeting, Class II at the next succeeding Annual Meeting and Class III at the following succeeding Annual Meeting. Each Director also serves as a Director of The Central European Equity Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

(1) Indicates that Messrs. Bult, Strenger and Wadsworth each also serve as a Director of The New Germany Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.
(2) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; Mr. Bult is an "interested" Director because of his affiliation with U.B.S. PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank and because of his ownership of Deutsche Bank shares.
(3) Indicates that Messrs. Burt and Wadsworth also serve as Directors/Trustees of the BT Investment Funds, BT Advisor Funds, BT Pyramid Mutual Funds, BT Institutional Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, and Deutsche Asset Management VIT Trust. They also serve as Directors/Trustees of the Morgan Grenfell Investment Trust, Deutsche Investors Portfolios Trust, Deutsche Investors Funds, Inc., Scudder Flag Investors Value Builder Fund, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder Flag Investors Communications Fund, Inc., and Deutsche Bank Alex. Brown Cash Reserves Fund, Inc. They also serve as Directors/Trustees of RREEF Securities Trust, an open-end
    investment  company,   and  RREEF  Real  Estate  Fund,  Inc.,  a  closed-end
    investment company. These Funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited, or Investment Company Capital Corp, each an indirect, wholly-owned subsidiary of Deutsche Bank AG.

OFFICERS OF THE FUND
--------------------------------------------------------------------------------


NAME, AGE                           PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------                           --------------------------------------------
Richard T. Hale, 57                 Trustee and/or President of each of the investment companies advised by Deutsche
   President and Chief              Asset Management, Inc. or its affiliates; Managing Director, Deutsche Asset
   Executive Officer                Management; Managing Director, Deutsche Bank Securities Inc.; Director and President, Investment
                                    Company Capital Corp.

Hanspeter Ackermann, 46             Managing Director of DeutscheBank Securities Inc., Managing Director and
   Chief Investment Officer         Senior International Equity Portfolio Manager of Deutsche Bank Trust Company Americas.

Robert R. Gambee, 60                Director (since 1992), First Vice President  (1987-1991) and Vice President
   Chief Operating Officer          (1978-1986) of Deutsche Bank Securities Inc., Director, DeutscheBank AG,
   and Secretary                    Director, Bankers Trust Co. Secretary of Flag Investors Funds, Inc. and Deutsche Bank Investment
                                    Management, Inc. (1997-2000).

Joseph Cheung, 44                   Vice President (since 1996), Assistant Vice President (1994-1996) and Associate
   Chief Financial Officer          (1991-1994) of Deutsche Bank Securities Inc.
   and Treasurer

---------
Each also serves as an Officer of The Central European Equity Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

THE GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

   SHARES                           DESCRIPTION                           VALUE
   ------                           -----------                           -----

INVESTMENTS IN GERMAN COMMON
  STOCKS--88.8%
                   AIRLINES--1.6%
   150,000         Deutsche Lufthansa* ......................        $ 1,378,767
                                                                     -----------
                   AUTOMOBILES--11.9%
    70,000         Bayerische Motoren Werke .................          2,119,344
   130,000         DaimlerChrysler ..........................          3,994,447
   110,000         Volkswagen ...............................          4,000,624
                                                                     -----------
                                                                      10,114,415
                                                                     -----------
                   BANKS--2.0%
    50,000         Bayerische Hypothekenbank
                     Und Vereinsbank ........................            796,691
   120,000         Commerzbank ..............................            935,928
                                                                     -----------
                                                                       1,732,619
                                                                     -----------
                   CHEMICALS--13.9%
   160,000         BASF .....................................          6,043,544
   270,000         Bayer ....................................          5,780,459
                                                                     -----------
                                                                      11,824,003
                                                                     -----------
                   DIVERSIFIED
                     TELECOMMUNICATION
                     SERVICES--11.3%
   750,000         Deutsche Telekom .........................          9,618,394
                                                                     -----------
                   HEALTHCARE PROVIDERS & SERVICES--1.0%
    20,000         Fresenius Medical Care ...................            826,213
                                                                     -----------
                   HOTEL, RESTAURANTS & LEISURE--1.7%
    85,000         TUI ......................................          1,438,022
                                                                     -----------
                   INDUSTRIAL
                   CONGLOMERATES--9.5%
   190,000         Siemens ..................................          8,055,895
                                                                     -----------
                   INSURANCE--13.5%
    75,000         Allianz ..................................          7,117,611
    36,000         Munchener Ruckversicherungs ..............          4,296,478
                                                                     -----------
                                                                      11,414,089
                                                                     -----------
                   MACHINERY--1.8%
    20,000         Linde ....................................            732,830
    60,000         MAN ......................................            826,004
                                                                     -----------
                                                                       1,558,834
                                                                     -----------
                   METALS & MINING--2.0%
   150,000         Thyssen Krupp ............................          1,672,423
                                                                     -----------


   SHARES                           DESCRIPTION                           VALUE
   ------                           -----------                           -----

                   MULTI UTILITIES--4.8%
   100,000         E.ON .....................................        $ 4,025,331
                                                                     -----------
                   MULTILINE RETAIL--1.4%
    50,000         Metro ....................................          1,190,849
                                                                     -----------
                   PHARMACEUTICALS--6.8%
    40,000         Altana ...................................          1,821,606
    90,000         Schering .................................          3,905,460
                                                                     -----------
                                                                       5,727,066
                                                                     -----------
                   SEMICONDUCTOR EQUIPMENT &
                     PRODUCTS--2.2%
   250,000         Infineon Technologies* ...................          1,829,458
                                                                     -----------
                   SOFTWARE--1.9%
    20,000         SAP ......................................          1,581,238
                                                                     -----------
                   TEXTILES & APPAREL--1.5%
    15,000         Adidas Salomon ...........................          1,292,398
                                                                     -----------
                   Total Investments in German
                     Common Stocks
                     (cost $87,451,831) .....................         75,280,014
                                                                     -----------
INVESTMENTS IN DUTCH
    COMMON STOCKS--5.3%
                   BANKS--3.3%
   170,000         ABN AMRO .................................          2,772,819
                                                                     -----------
                   INSURANCE--2.0%
   100,000         ING Groep ................................          1,689,697
                                                                     -----------
                   Total Investments in Dutch
                     Common Stocks
                    (cost $5,648,675) .......................          4,462,516
                                                                     -----------
INVESTMENT IN FRENCH
    COMMON STOCK--1.2%
                   BANKS--1.2%
    25,000         BNP Paribas
                    (cost $839,614) .........................          1,016,278
                                                                     -----------
INVESTMENT IN SPANISH
    COMMON STOCK--2.1%
                   DIVERSIFIED
                     TELECOMMUNICATION
                     SERVICES--2.1%
   200,000         Telefonica
                     (cost $1,805,248) ......................          1,786,011
                                                                     -----------

-------
*Non-income producing security.

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
-------------------------------------------------------------

   SHARES               DESCRIPTION                VALUE
   ------               -----------                -----

INVESTMENTS IN UNITED KINGDOM
    COMMON STOCKS--1.9%
            BANKS--0.8%
   30,000   Royal Bank Of Scotland Group .....  $   718,213
                                                -----------
            WIRELESS TELECOMMUNICATION
              SERVICES--1.1%
  500,000   Vodafone Group ...................      911,040
                                                -----------
            Total Investments in United
              Kingdom Common Stocks
              (cost $1,594,767) ..............    1,629,253
                                                -----------
            Total Investments--99.3%
              (cost $97,340,135) .............   84,174,072
            Cash and other assets in
              excess of liabilities--0.7% ....      635,391
                                                -----------
            NET ASSETS--100.0% ...............  $84,809,463
                                                ===========

See Notes to Financial Statements.


THE GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
-------------------------------------------------------------

ASSETS

Investments, at value (cost $97,340,135) .... $ 84,174,072
Cash and foreign currency
   (cost $744,567) ..........................      745,831
Foreign withholding tax refund receivable ...      117,594
Dividend receivable .........................        3,196
Interest receivable .........................        1,812
                                              ------------
   Total assets .............................   85,042,505
                                              ------------
LIABILITIES

Payable for shares repurchased ..............       74,096
Management fee payable ......................       45,920
Investment advisory fee payable .............       27,454
Accrued expenses and accounts payable .......       85,572
                                              ------------
   Total liabilities ........................      233,042
                                              ------------
NET ASSETS .................................. $ 84,809,463
                                              ============

Net assets consist of:
Paid-in capital, $.001 par
   (Authorized 80,000,000 shares) ........... $162,227,516
Cost of 705,795 shares held in treasury .....   (4,203,295)
Accumulated net realized loss
   on investments and foreign currency
   transactions .............................  (60,063,421)
Net unrealized depreciation of investments
   and foreign currency .....................  (13,151,337)
                                              ------------
Net assets .................................. $ 84,809,463
                                              ============

Net asset value per share
   ($84,809,463 (DIVIDE) 16,143,481 shares of
   common stock issued and outstanding) .....        $5.25
                                                     =====

See Notes to Financial Statements.

THE GERMANY FUND, INC.
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

                                              FOR THE
                                             YEAR ENDED
                                          DECEMBER 31, 2002
                                          -----------------
NET INVESTMENTINCOME

Investment income
   Dividends (net of foreign withholding
     taxes of $301,305) ....................  $  1,790,963
   Interest ................................        20,878
   Securities lending, net .................        46,687
                                              ------------
Total investment income ....................     1,858,528
                                              ------------
Expenses
   Management fee ..........................       670,906
   Investment advisory fee .................       382,441
   Reports to shareholders .................       219,539
   Custodian and Transfer Agent's fees
     and expenses ..........................       167,880
   Directors' fees and expenses ............       134,723
   Legal fee ...............................        68,802
   Audit fee ...............................        47,500
   NYSE listing fee ........................        45,635
   Miscellaneous ...........................        87,611
                                              ------------
   Total expenses before custody credits* ..     1,825,037
   Less: custody credits ...................        (3,376)
                                              ------------
   Net expenses ............................     1,821,661
                                              ------------
Net investment income ......................        36,867
                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments .............................   (30,108,314)
   Foreign currency transactions ...........        97,482
Net change in unrealized appreciation/
   depreciation on:
   Investments .............................   (15,979,337)
   Translation of other assets and
     liabilities from foreign currency .....        37,301
                                              ------------
Net loss on investments and foreign
   currency transactions ...................   (45,952,868)
                                              ------------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...............  $(45,916,001)
                                              ============

----------
* The custody credits are attributable to interest earned on U.S. cash balances.

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                 FOR THE             FOR THE
                                                YEAR ENDED          YEAR ENDED
                                                DECEMBER 31,       DECEMBER 31,
                                                   2002                2001
                                               -------------      -------------
INCREASE (DECREASE)
   IN NET ASSETS
Operations
  Net investment income ..................     $      36,867      $     788,760
   Net realized gain (loss) on:
     Investments .........................       (30,108,314)       (15,917,903)
     Foreign currency
       transactions ......................            97,482            113,508
   Net change in unrealized
     appreciation/depreciation on:
     Investments .........................       (15,979,337)       (31,851,131)
     Translation of other assets
       and liabilities from
       foreign currency ..................            37,301            (28,148)
                                               -------------      -------------
  Net decrease in net assets
     resulting from operations ...........       (45,916,001)       (46,894,914)
                                               -------------      -------------
Distributions to shareholders from:
  Net investment income ..................           (36,867)          (788,760)
  Net realized foreign
     currency gains ......................          (125,781)          (209,927)
  Net realized long term
     capital gains .......................                --           (333,650)
                                               -------------      -------------
  Total distributions
     to shareholders (a) .................          (162,648)        (1,332,337)
                                               -------------      -------------
Capital share transactions:
  Net proceeds from
     reinvestment of dividends
     (0 and 89,005 shares,
     respectively) .......................                --            637,277
  Cost of shares repurchased
     (536,700 and 258,100
     shares, respectively) ...............        (2,904,930)        (2,157,972)
                                               -------------      -------------
  Net decrease in net assets
     from capital share
     transactions ........................        (2,904,930)        (1,520,695)
                                               -------------      -------------
 Total decrease in net assets ............       (48,983,579)       (49,747,946)
NET ASSETS
 Beginning of year .......................       133,793,042        183,540,988
                                               -------------      -------------
 End of year (including
  undistributed net investment
  income of $0 as of
  December 31, 2002 and 2001) ............     $  84,809,463      $ 133,793,042
                                               =============      =============

---------
(a) For U.S. tax purposes, total distributions
     to shareholders consisted of:
        Ordinary income                        $     162,648      $     998,687
        Long term capital gains                           --            333,650
                                               -------------      -------------
                                               $     162,648      $   1,332,337
                                               -------------      -------------

See Notes to Financial Statements.

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The Germany Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. Pursuant to shareholder approvals, the Fund reincorporated in Maryland on August 29, 1990 and on October 16, 1996 the Fund changed from a diversified to a non-diversified company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is required to be at least equal to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars. Assets and liabilities denominated in euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

During the year ended December 31, 2002, the Fund reclassified permanent book and tax differences as follows:

                                                  INCREASE
                                                 (DECREASE)
                                                 ----------
Undistributed net realized gain on investments
  and foreign currency transactions ............ $ 28,299
Paid-in capital ................................  (28,299)

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------
NOTE 2. MANAGEMENT AND INVESTMENT
        ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $50 million, and .55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders, and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES
For the year ended December 31, 2002, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $137,196 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.


NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2002 were $123,987,111 and $125,854,489, respectively.

The cost of investments at December 31, 2002 was $97,683,090 for United States Federal income tax purposes. Accordingly, as of December 31, 2002, net unrealized depreciation of investments aggregated $13,509,018, of which $2,289,327 and $15,798,345 related to unrealized appreciation and depreciation, respectively.

During the period November 1, 2002 to December 31, 2002, the Fund incurred capital losses of $1,469,860. This loss was deferred for federal income tax purposes to January 1, 2003.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at December 31, 2002 of approximately $58.2 million, of which $26.5 million and $31.7 million will expire in 2009 and 2010, respectively. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. PORTFOLIO SECURITIES LOANED
At December 31, 2002, the market values of the securities loaned and government securities received as collateral for such loans were $6,530,303 and $7,005,270, respectively. For the year ended December 31, 2002, the Fund earned $46,687 as securities lending fees, net of rebates and agency fees.

NOTE 6. CAPITAL
During the years ended December 31, 2002 and 2001, the Fund purchased 536,700 and 258,100 of its shares of common stock on the open market at a total cost of $2,904,930 and $2,157,972, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 9.6% for each of the years ended December 31, 2002 and 2001. These shares are held in treasury.

THE GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the years indicated:

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                               2002         2001          2000        1999          1998
                                                              ------      -------       -------      -------       -------
Per share operating performance:
Net asset value:
Beginning of year .........................................   $ 8.02      $ 10.89       $ 16.93      $ 16.07       $ 16.23
                                                              ------      -------       -------      -------       -------
Net investment income (loss) ..............................       --          .05          (.02)         .06           .23
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions ..........    (2.78)       (2.84)        (3.48)        2.57          3.41
                                                              ------      -------       -------      -------       -------
Increase (decrease) from investment operations ............    (2.78)       (2.79)        (3.50)        2.63          3.64
                                                              ------      -------       -------      -------       -------
Increase resulting from share repurchases .................      .02          .01           .05          .12           .54
                                                              ------      -------       -------      -------       -------
Distributions from net investment income ..................       --         (.05)           --         (.04)         (.23)
Distributions from net realized foreign currency gains ....     (.01)        (.01)           --           --          (.06)
Distributions from net realized short-term capital gains                       --            --         (.19)         (.25)
   (1.35)
Distributions from net realized long-term capital gains ...                    --          (.02)       (2.30)        (1.46)
   (2.20)
                                                              ------      -------       -------      -------       -------
Total distributions+ ......................................     (.01)        (.08)        (2.49)       (1.75)        (3.84)
                                                              ------      -------       -------      -------       -------
Dilution in NAV from dividend reinvestment ................       --         (.01)         (.10)        (.14)         (.50)
                                                              ------      -------       -------      -------       -------
Net asset value:
   End of year ............................................   $ 5.25       $ 8.02       $ 10.89      $ 16.93       $ 16.07
                                                              ======      =======       =======      =======       =======
Market value:
   End of year ............................................   $ 4.52       $ 7.05        $ 9.50      $15.125      $ 13.875
Total investment return for the year:++
   Based upon market value ................................ (35.76)%     (24.95)%      (21.09)%       23.83%        23.45%
   Based upon net asset value ............................. (34.43)%     (25.57)%      (20.66)%       18.08%        22.66%
Ratio to average net assets:
   Total expenses before custody credits* .................    1.63%        1.47%         1.29%        1.26%         1.16%
   Net investment income (loss) ...........................     .03%         .53%        (.17)%         .40%         1.20%
   Portfolio turnover .....................................  111.67%      121.37%       137.70%       71.52%        80.93%
Net assets at end of year (000's omitted) .................  $84,809     $133,793      $183,541     $249,596      $232,955

--------
  +For U.S. tax purposes, total distributions consisted of:
       Ordinary income                                          $.01         $.06         $ .19        $ .29         $1.64
       Long term capital gains                                    --          .02          2.30         1.46          2.20
                                                                ----         ----         -----        -----         -----
                                                                $.01         $.08         $2.49        $1.75         $3.84
                                                                ----         ----         -----        -----         -----

++ Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market price.

* The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 1.63%, 1.46%, 1.27%, 1.25% and 1.15% for 2002, 2001, 2000, 1999
   and 1998, respectively.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Germany Fund,Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Germany Fund, Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York,New York
February 7, 2003

2002 U.S.TAX INFORMATION
(UNAUDITED)
--------------------------------------------------------------------------------

   The Fund intends to make an election under InternalRevenueCode Section 853 to pass through foreign taxes paid by theFund to its shareholders.The total amount of foreign taxes that will be passed through to the shareholders for the fiscal year ended December 31, 2002 is $301,305. The foreign source income for information reporting purposes is $2,113,146. The Fund did not make any capital gain distributions during the year.

   This information is given to meet certain requirements of the Internal Revenue Code.Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 2002.


PRIVACY POLICY AND PRACTICES
(UNAUDITED)
--------------------------------------------------------------------------------

   The Fund collects nonpublic personal information about its customers (stockholders) with respect to their transactions in shares of the Fund but only for those stockholders whose shares are registered in their names. We do not have knowledge of or collect personal information about stockholders who hold Fund shares in "street name" such as brokers or banks.

   We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law.

   We restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our stockholders' nonpublic personal information.


AMENDMENT OF
THE NON-FUNDAMENTAL POLICY
(UNAUDITED)
--------------------------------------------------------------------------------

   The Board of Directors adopted the following nonfundamental policy for the Fund at its April 26, 2002 meeting:

   1. The Fund will invest, under normal circumstances, at least 80% of the value of its net assets (plus 80% of any borrowings made for investment purposes) in securities of issuers domiciled in Germany;
   2. For this purpose, an issuer is "domiciled" in Germany if
      (a) It is  organized  under  the  laws of  Germany,
      (b) It  maintains its principal place of business in Germany,
      (c) It derives 50% or more of its annual revenues or profits from goods produced or sold, investments made or services performed in Germany, as determined in good faith by the Manager,
      (d) It has 50% or more of its assets in Germany, as determined in good faith by the Manager, or
      (e) Its equity securities are traded principally in Germany.

      If an issuer could be considered domiciled in more than one country under the above criteria, the Manager shall determine the appropriate domicile in the issuer's circumstances based on the predominant criterion or criteria.

   3. The Fund will provide its shareholders with at least 60 days' prior notice of any change in the above policy.

   The effective date of the above non-fundamental policy was July 31, 2002.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
--------------------------------------------------------------------------------

   The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from the Fund or from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P.O. Box 9130, Boston, Massachusetts 02117 (telephone 1-800-437-6269). A stockholder should read the Plan brochure carefully before enrolling in the Plan.

   Under the Plan, participating stockholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Fund's Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

REINVESTMENT OF FUND SHARES. Whenever the Fund declares a dividend or capital gains distribution payable either in cash or in Fund shares, or payable only in cash, the Plan Agent automatically receives Fund shares for the account of each Plan Participant except as provided in the following paragraph. The number of shares to be credited to a Plan Participant's account shall be determined by dividing the equivalent dollar amount of the dividend or distribution payable to such Plan participant by the lower of the net asset value per share or the market price per share of the Fund's common stock on the payable date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share.

   Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, the Plan Agent will apply the amount of such dividend or distribution payable to Plan Participants of the Fund in Fund shares (less such Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan Participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

   For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

   The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

VOLUNTARY CASH PURCHASES. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. The Plan Agent will deduct a pro rata share of brokerage commissions incurred in connection with voluntary cash purchases from the cash payments it receives from Plan Participants on whose behalf the purchases were made. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

ENROLLMENT AND WITHDRAWAL. In order to become a Plan Participant, stockholders must complete and sign the authorization form included in the Plan brochure and return it directly to the Plan Agent if shares are registered in their name. Stockholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such stockholder's behalf. Participation in the dividend reinvestment feature of the Plan is effective with the next dividend or capital gains distribution payable after the Plan Agent receives a stockholder's written authorization, provided such authorization is received prior to the record date for such dividend or distribution. A stockholder's written authorization must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order to make a cash purchase in that month.

   Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

AMENDMENT AND TERMINATION OF PLAN. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

   The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

FEDERAL INCOME TAX IMPLICATIONS OF REINVESTMENT OF FUND SHARES. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

  EXECUTIVE OFFICES
  31 WEST 52ND STREET, NEW YORK, NY 10019

  (FOR LATEST NET ASSET VALUE, SCHEDULE OF THE FUND'S LARGEST HOLD-INGS, DIVIDEND DATA AND SHAREHOLDER INQUIRIES, PLEASE CALL
  1-800-GERMANY IN THE U.S. OR 617-443-6918 OUTSIDE OF THE U.S.)

  MANAGER
  DEUTSCHE BANK SECURITIES INC.

  INVESTMENT ADVISER
  DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

  CUSTODIAN AND TRANSFER AGENT
  INVESTORS BANK & TRUST COMPANY

  LEGAL COUNSEL
  SULLIVAN & CROMWELL

  INDEPENDENT ACCOUNTANTS
  PRICEWATERHOUSECOOPERS LLP

  DIRECTORS AND OFFICERS

  CHRISTIAN STRENGER
  CHAIRMAN AND DIRECTOR

  DETLEF BIERBAUM
  DIRECTOR

  JOHN A. BULT
  DIRECTOR

 +RICHARDR. BURT
  DIRECTOR

 +EDWARD C. SCHMULTS
  DIRECTOR

 +HANS G. STORR
  DIRECTOR

  DR. JUERGENF. STRUBE
  DIRECTOR

 +ROBERT H. WADSWORTH
  DIRECTOR

 +WERNER WALBROEL
  DIRECTOR

  RICHARD T. HALE
  PRESIDENT AND CHIEF EXECUTIVE OFFICER

  HANSPETER ACKERMANN
  CHIEF INVESTMENT OFFICER

  ROBERT R. GAMBEE
  CHIEF OPERATING OFFICER AND SECRETARY

  JOSEPH M. CHEUNG
  CHIEF FINANCIAL OFFICER AND TREASURER

  HONORARY DIRECTOR
  OTTOWOLFF von AMERONGEN

---------
+Member of the Audit Committee

All investment management decisions are made by a committee of United States and German advisors.

--------------------------------------------------------------------------------
                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available on the Fund's website or by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                                  P.O. Box 9130
                                Boston, MA 02117
                               Tel. 1-800-437-6269
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the shareholders of The Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the DAX index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                       GER
                                     LISTED
                                     NYSE(R)

                 Copies of this report and other information are
                        available at:www.germanyfund.com

                 Please note that the Fund is producing monthly
                   newsletters which are e-mailed in Acrobat.
                 If you would like to receive these please call
                      our Shareholder Services Department:
                              1-800-GERMANY ext. 0
                  and a representative will take your request.

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The Germany Fund, Inc. is a non-diversified, actively-managed Exchange-Traded Closed-End Fund listed on the New York Stock Exchange with the symbol "GER". The Fund seeks long-term capital appreciation primarily through investment in German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGERX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The   foregoing    information    is   also   available   on   our   Web   site:
www.germanyfund.com.


--------------------------------------------------------------------------------
THERE ARE THREE EXCHANGE-TRADED CLOSED-END FUNDS INVESTING IN EUROPEAN EQUITIES MANAGED BY WHOLLY-OWNED SUBSIDIARIES OF THE DEUTSCHEBANK GROUP:

o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 20% in equities of other Western European companies (with no more than 15% in any single country).
o New Germany Fund--investing primarily in the middle-market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).
o Central European Equity Fund--investing primarily in Central and Eastern European companies as well as in Russia.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.
--------------------------------------------------------------------------------

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